AMENDMENT NO. 2 TO TRANSFER AND ADMINISTRATION AGREEMENT
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          AMENDMENT NO. 2 TO TRANSFER AND ADMINISTRATION AGREEMENT (this
"Amendment"), dated as of December 14, 2001, to that certain Transfer and
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Administration Agreement, dated as of March 21, 2001, as amended by
Amendment No. 1 to the Transfer and Administration Agreement, dated as of November 30, 2001 (as supplemented or modified from time to time, the "TAA"), by and among Arrow Electronics Funding Corporation, a Delaware
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corporation (the "SPV"), Arrow Electronics, Inc., a New York corporation,
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individually ("Arrow") and as the initial Master Servicer,  the several
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commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the "Conduit Investors";
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each individually, a "Conduit Investor"), the agent bank  set forth
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opposite the name of each Conduit investor on such Schedule A and its permitted successors and assigns (each a "Funding Agent") with respect
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to such Conduit Investor, and Bank of America, National Association, a
national banking association, as the administrative agent for the Investors (the "Administrative Agent"), and the financial institutions
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from time to time parties thereto as Alternate Investors.  Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

                          PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendments to the TAA.  Effective as of the
                      ---------------------
date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the TAA is hereby amended as follows:

          (a) Section 1.1 is amended by amending and restating clauses
(l), (t) and (u) to the definition of "Eligible Receivable" and adding new clauses (v) and (w) thereto, each such clause to read in its entirety as follows:

           "(l) which, in respect of a Canadian Receivable, has been originated by either Arrow Electronics Canada Ltd. or Arrow Asia, (i) has satisfied each of the Canadian Eligibility Conditions (other than in the case of Receivables originated by Arrow Asia), and (ii) when added to the aggregate Unpaid Balance of all other Canadian Receivables, does not exceed the lesser of: (x) the amount equal to 10% of the aggregate Unpaid Balance of all Eligible Receivables and (y) $100,000,000;

           (t) which (together with the Related Security related thereto) has been the subject of either a valid transfer and assignment from, or the grant of a first priority perfected security interest therein by, the SPV to the Administrative Agent, on behalf of the Funding Agents for the benefit of the Investors, of all of the SPV's right, title and interest therein;

           (u) as to which no Tax is applicable, solely as a result of withholding by the Obligor thereof or any assessment on the SPV or any Investor;

           (v) which was not originated by MOCA, unless each Investor and the Administrative Agent shall have consented in writing to the inclusion of Receivables originated by MOCA as "Eligible Receivables" (it being understood and agreed that within a reasonable time period after June 15, 2002, each of the Investors and the Administrative Agent shall make a reasonable effort to review the data related to the Receivables originated by MOCA, provided that the SPV shall have previously delivered to each Investor and the Administrative Agent any such data or other information related to MOCA that such Person may reasonably request); and

           (w) which, in respect of an Arrow Asia Receivable, has been originated by Arrow Asia, and when added to the aggregate Unpaid Balance of all other Arrow Asia Receivables, does not exceed an amount equal to 10% of the aggregate Unpaid Balance of all Eligible Receivables."

          (b) Section 1.1 is amended by amending and restating the definition of "Event of Bankruptcy," such definition to read in its entirety as follows:

           "Event of Bankruptcy" means, with respect to any Person, (a) that
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     such Person or any Significant Subsidiary of such Person (i) shall generally not pay its debts as such debts become due, (ii) shall admit in writing its inability, or shall be deemed under any applicable Law to be unable, to pay its debts generally or (iii) shall enter into an arrangement or compromise with creditors or shareholders (solely in the case of Arrow Asia) or shall make a general assignment for the benefit of creditors or, solely in the case of Arrow Asia, shareholders; (b) any proceeding shall be instituted by or against such Person or any Significant Subsidiary of such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, receiver and manager, trustee, provisional liquidator, liquidator, provisional supervisor or other similar official for it or any substantial part of its property or assets; or (c) such Person or any Significant Subsidiary of such Person shall take any corporate, partnership or other similar appropriate action to authorize any of the actions set forth in the preceding clauses (a) or (b).

          (c) Section 1.1 is amended by amending and restating the definition of "Originator," such definition to read in its entirety as follows:

              "Originator" means any of Arrow, Support Net, Inc., an Indiana
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corporation; SBM; Consan Incorporated, a Minnesota corporation; Gates/Arrow
Distributing, Inc., a Delaware corporation; Arrow Electronics Canada Ltd., a Canadian corporation, MOCA, Arrow Asia, and such other originators as may be designated from time to time by the SPV with the consent of the Administrative Agent and each Investor.

          (d) Section 1.1. is hereby amended by adding the following new definitions, to read in their entirety as follows:

              "Arrow Asia" means Arrow Asia Distribution Limited, a company
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incorporated in Hong Kong and having its registered office at 20th Floor,
Ever Gain Plaza, Tower 2, 88 Container Port Road, Kwai Chung, New
Territories, Hong Kong.

              "Arrow Asia Receivable" means a Receivable originated by Arrow
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Asia.

              "MOCA" means Midrange Open Computing Alliance, Inc., a
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Delaware corporation.

          SECTION 2. Representations and Warranties.  To induce the
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Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

          (a) Authority.  The SPV and Arrow each has the requisite corporate
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power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
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delivered by the SPV and Arrow.  This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

          (c) Representations and Warranties.  The representations and
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warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

          (d) No Termination Event.  After giving effect to this Amendment,
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no event has occurred and is continuing that constitutes a Termination
Event or a Potential Termination Event.

          SECTION 3. Conditions Precedent.  This Amendment shall become
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effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

          (a) This Amendment. The Administrative Agent shall have received
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counterparts of this Amendment, duly executed by each of the parties hereto.

          (b) Legal Opinion.  The Administrative Agent shall have received
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favorable opinions of counsel for the SPV, Arrow, MOCA and Arrow Asia in form and substance satisfactory to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent, covering such matters as the Administrative Agent may request.

          (c) Additional Documents. The Administrative Agent shall have
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received all additional approvals, certificates , documents, instruments and items of information as the Administrative Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and each Funding Agent.

          (d) Legal Matters.  All instruments and legal and corporate
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proceedings in connection with the transactions contemplated by this
Amendment shall be satisfactory in form and substance to the Administrative Agent, the Administrative Agent's counsel and each Funding Agent and the fees and expenses of counsel to the Administrative Agent incurred in connection with the execution of this Amendment and the transactions contemplated hereby shall have been paid in full.




          SECTION 4. References to and Effect on the Transaction Documents.
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          (a) Except as specifically amended and modified hereby, each
Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

          (c) This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Amendment among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (d) Each reference in the TAA to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other
Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          SECTION 5. Execution in Counterparts.  This Amendment may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
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WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER
SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM
IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.













          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              ARROW ELECTRONICS FUNDING CORPORATION,
                              as SPV

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
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                              ARROW ELECTRONICS, INC.,
                              individually and as Master Servicer

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              ENTERPRISE FUNDING CORPORATION,
                              as a Conduit Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              BANK OF AMERICA, NATIONAL ASSOCIATION,
                              as a Funding Agent, as Administrative Agent, and as an Alternate Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              DELAWARE FUNDING CORPORATION,
                              as a Conduit Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------



                              JPMORGAN CHASE BANK,
                              (successor by merger to Morgan Guaranty Trust Company of New York) as a Funding Agent and as an Alternate Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              EAGLE FUNDING CAPITAL CORPORATION,
                              as a Conduit Investor and as an Alternate
                              Investor

                                 By: Fleet Securities, Inc.,
                                 its attorney-in-fact

                                 By:
                                     ------------------------------
                                     Name:
                                          -------------------------
                                     Title:
                                           ------------------------

                              FLEET SECURITIES, INC.
                              as a Funding Agent

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              GRAMERCY CAPITAL CORP.,
                              as a Conduit Investor

                              By: Credit Suisse First Boston, New York
                              Branch, its attorney-in-fact

                                 By:
                                    -------------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                By:
                                    -------------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------


                              CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH as a Funding Agent and as an Alternate Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              LIBERTY STREET FUNDING CORP.,
                              as a Conduit Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              THE BANK OF NOVA SCOTIA,
                              as a Funding Agent and as an Alternate Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              VICTORY RECEIVABLES CORPORATION,
                              as a Conduit Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------

                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              as a Funding Agent and as an Alternate Investor

                              By:
                                 ----------------------------------
                                 Name:
                                      -----------------------------
                                 Title:
                                       ----------------------------